AMS-INT ASIA LIMITED AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 and 2010 (Audited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	AMS-1
CONSOLIDATED BALANCE SHEETS	AMS-2
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	AMS-3
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	AMS-4
CONSOLIDATED STATEMENTS OF CASH FLOWS	AMS-5
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	AMS-6

AMS -1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

AMS-INT ASIA LIMITED

We have audited the accompanying consolidated balance sheets of AMS-INT ASIA LIMITED AND SUBSIDIARIES as of December 31, 2011 and 2010, and the related consolidated statements of operation, shareholders’ equity and cash flows for the calendar years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  An  audit includes consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in  the  circumstances, but  not  for the purpose of expressing an opinion  on  the  effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AMS-INT ASIA LIMITED AND SUBSIDIARIES as of December 31, 2011 and 2010, and the results of its operation and its cash flows for the calendar years aforementioned in conformity with U.S. generally accepted accounting principles.

/s/ Stan J.H. Lee, CPA_________________________

Stan J.H. Lee, CPA, CMA

June 8th, 2012

Fort Lee, New Jersey

AMS -2

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	As of
	March 31,	December 31,
	2012	2011
	(UNAUDITED)
ASSETS

Cash and cash equivalents	606,663	1,137,118
Accounts receivable, net	264,441	178,363
Inventories	109,705	20,602
Advances to suppliers	591,834	242,750
Other receivables, net	30,379	21,898

Total Current Assets	1,603,022	1,600,731

Equipment, net	65,430	46,027
Prepayment for acquisition of building	474,796	476,122

Total Non-Current Assets	540,226	522,149

Total Assets	$ 2,143,248	$ 2,122,880

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Advance from customers	324,682	132,118
Due to related parties	1,000,000	1,000,000
Other payables	115,070	115,391
Taxes payable	16,801	73,539

Total Current Liabilities	1,456,553	1,321,048

Total Liabilities	1,456,553	1,321,048

Commitments	-	-

Stockholders' Equity:
Common stock ($0.1282 par value; 10,000 shares authorized;
10,000 and 10,000 shares issued and outstanding
at March 31, 2012 and December 31, 2011, respectively)	1,282	1,282
Additional paid-in capital	360,940	360,940
Statutory reserve	108,360	106,670
Retained earnings	170,507	284,100
Accumulated other comprehensive income	45,606	48,840

Total Stockholders' Equity	686,695	801,832

Total Liabilities and Stockholders' Equity	$ 2,143,248	$ 2,122,880

See accompanying notes to unaudited condensed consolidated financial statements

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	As of December 31,
	2011	2010

ASSETS

Cash and cash equivalents	1,137,118	105,479
Accounts receivable, net	178,363	96,637
Inventories	20,602	25,439
Advances to suppliers	242,750	53,362
Other receivables, net	21,898	28,645

Total Current Assets	1,600,731	309,562

Equipment, net	46,027	46,744
Prepayment for acquisition of building	476,122	-

Total Non-Current Assets	522,149	46,744

Total Assets	$ 2,122,880	$ 356,306

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Advance from customers	132,118	69,940
Due to a related party	1,000,000	-
Other payables	115,391	88,408
Taxes payable	73,539	27,782

Total Current Liabilities	1,321,048	186,130

Total Liabilities	1,321,048	186,130

Commitments	-	-

Stockholders' Equity:
Common stock ($0.1282 par value; 10,000 shares authorized;
10,000 and 10,000 shares issued and outstanding
at December 31, 2011 and 2010, respectively)	1,282	1,282
Additional paid-in capital	360,940	360,940
Statutory reserve	106,670	9,753
Retained earnings/(Accumulated loss)	284,100	(220,839)
Accumulated other comprehensive income	48,840	19,040

Total Stockholders' Equity	801,832	170,176

Total Liabilities and Stockholders' Equity	$ 2,122,880	$ 356,306

See accompanying notes to consolidated financial statements

                                                                                  AMS-3

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)
(UNAUDITED)

	For the Three Months Ended
	March 31,
	2012	2011

NET REVENUES	$ 499,180	$ 526,474

COST OF REVENUES	401,040	292,013

GROSS PROFIT	98,140	234,461

OPERATING EXPENSES:
Selling	61,960	26,192
General and administrative	148,113	52,038

Total Operating Expenses	210,073	78,230

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAX	(111,933)	156,231

PROVISION FOR INCOME TAXES	-	-

NET (LOSS) INCOME	$ (111,933)	$ 156,231

COMPREHENSIVE (LOSS) INCOME :
Net (loss) income	$ (111,933)	$ 156,231

OTHER COMPREHENSIVE (LOSS) INCOME:
Unrealized foreign currency translation (loss) gain	(3,234)	2,109

COMPREHENSIVE (LOSS) INCOME	$ (115,167)	$ 158,340

See accompanying notes to unaudited condensed consolidated financial statements.

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2011	2010

NET REVENUES	$ 3,236,382	$ 1,191,156

COST OF REVENUES	1,965,435	666,953

GROSS PROFIT	1,270,947	524,203

OPERATING EXPENSES:
Selling	224,724	101,819
General and administrative	588,801	625,289

Total Operating Expenses	813,525	727,108

INCOME (LOSS) FROM OPERATIONS	457,422	(202,905)

OTHER INCOME:	144,434	43,102

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX	601,856	(159,803)

PROVISION FOR INCOME TAXES	-	-

NET INCOME (LOSS)	$ 601,856	$ (159,803)

COMPREHENSIVE INCOME (LOSS) :
Net income (loss)	$ 601,856	$ (159,803)

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	29,800	6,503

COMPREHENSIVE INCOME (LOSS)	$ 631,656	$ (153,300)

See accompanying notes to consolidated financial statements.

AMS-4

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2011 and 2010
(AMOUNTS EXPRESSED IN US DOLLAR)

	Common Stock		Additional	(Accumulated loss)		Accumulated Other	Total
	Number of		Paid-in	Retained	Statutory	Comprehensive	Stockholders'
	Stocks	Amount	Capital	Earnings	Reserve	Income	Equity

Balance, January 1, 2010	-	$ -	$ 127,843	$ (51,283)	$ -	$ 12,537	$ 89,097

Capital injection	10,000	1,282	233,097	-	-	-	234,379

Net loss for the year	-	-	-	(159,803)	-	-	(159,803)

Profit appropriation to statutory reserve	-	-	-	(9,753)	9,753	-	-

Foreign currency translation adjustment	-	-	-	-	-	6,503	6,503

Balance, December 31, 2010	10,000	1,282	360,940	(220,839)	9,753	19,040	170,176

Net income for the year	-	-	-	601,856	-	-	601,856

Profit appropriation to statutory reserve	-	-	-	(96,917)	96,917	-	-

Foreign currency translation adjustment	-	-	-	-	-	29,800	29,800

Balance, December 31, 2011	10,000	$ 1,282	$ 360,940	$ 284,100	$ 106,670	$ 48,840	$ 801,832

See accompanying notes to consolidated financial statements

AMS-5

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)
(UNAUDITED)

	For the Three Months Ended
	March 31,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ (111,933)	$ 156,231
Adjustments to reconcile net (loss) income to net cash
(used in) provided by operating activities:
Depreciation	4,439	2,633
Changes in assets and liabilities:
Accounts receivable	(86,707)	(179,763)
Inventories	(89,279)	(71,152)
Other receivables	(8,555)	4,671
Advances to suppliers	(350,298)	(208,623)
Other payables	-	15,210
Taxes payable	(56,620)	(17,187)
Advances from customers	193,229	359,207
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(505,724)	61,227

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of equipment	(24,001)	(1,085)
NET CASH USED IN INVESTING ACTIVITIES	(24,001)	(1,085)

EFFECT OF EXCHANGE RATE ON CASH	(730)	1,491

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(530,455)	61,633

CASH AND CASH EQUIVALENTS - beginning of periods	1,137,118	105,479

CASH AND CASH EQUIVALENTS - end of periods	$ 606,663	$ 167,112

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -	$ -
Income taxes	-	-

See accompanying notes to consolidated financial statements.

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Year Ended December 31,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 601,856	$ (159,803)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	14,155	11,068
Changes in assets and liabilities:
Accounts receivable	(75,097)	(94,578)
Inventories	5,852	76,368
Other receivables	8,029	(20,922)
Advances to suppliers	(182,546)	41,228
Other payables	21,972	41,486
Taxes payable	43,360	1,237
Advances from customers	57,314	(126,748)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	494,895	(230,664)

CASH FLOWS FROM INVESTING ACTIVITIES:
Prepayment for acquisition of building	(465,622)	-
Purchase of equipment	(11,119)	(17,153)
NET CASH USED IN INVESTING ACTIVITIES	(476,741)	(17,153)

CASH FLOWS FROM FINANCING ACTIVITIES:
Additional capital injection	-	234,379
Proceeds from a related party	1,000,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,000,000	234,379

EFFECT OF EXCHANGE RATE ON CASH	12,902	5,345

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	1,031,056	(8,093)

CASH AND CASH EQUIVALENTS - beginning of year	105,479	113,571

CASH AND CASH EQUIVALENTS - end of year	$ 1,137,118	$ 105,479

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -	$ -
Income taxes	-	-

See accompanying notes to consolidated financial statements.

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

(AUDITED)

NOTE 1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

The consolidated financial statements include the financial statements of AMS-INT Asia Limited (“AMS” or the "Company"), its subsidiary, and variable interest entities (“VIE”), where AMS is deemed the primary beneficiary. AMS, its consolidated subsidiary and VIEs are collectively referred to herein as the “Company”, “we” and “us”.

On October 14th, 2010, AMS was incorporated under the laws of Hong Kong Special Administrative Region (“HKSAR”) of the People’ s Republic of China ( “PRC”) by Matt Li and Ferngrui Yue, which hold 92% and 8% of the stocks issued, respectively.  The Company is primarily engaged in the provision of financing and international sales and support for the mobile device products and services that are delivered and manufactured by suppliers located in PRC. It’s wholly foreign-owned subsidiary, AMS Shenzhen Co., Ltd. (“AMS Shenzhen” or “WFOE”) was incorporated in Shenzhen, People’s Republic of China (“PRC”) on June 14, 2011 as a limited liability company. Other than the equity interest in AMS Shenzhen, AMS does not own any equity investment.

Guangzhou Xingwei Communications Technology Ltd. Inc. ("Xingwei") was incorporated under the laws of the People’s Republic of China on January 11th, 2007.  Xingwei is primarily engaged in the service, research and development of computer software and hardware, telecom technology in China.

Beijing Yiyueqiji Science and Technology Development Ltd. Inc.("Yiyueqiji ") was incorporated under the laws of the People’s Republic of China on December 29, 2009.  Yiyueqiji is primarily engaged in the manufacturing and distributing of E-reading technology and equipment in China.

On June 29, 2011, AMS entered into a series of contractual arrangements with Xingwei and Yiyueqiji (“Operating Companies”), respectively. Through the contractual agreements, AMS has the ability to substantially influence the daily operations and financial affairs of the Operating Companies, in addition to being able to appoint their senior executives and approve all matters requiring stockholder approval. The structure of the contractual arrangements are such that the Operating Companies are effectively variable interest entities (“VIE’s”) of AMS. Accordingly, AMS consolidates results of operation, assets and liabilities in their financial statements of Xingwei and Yiyueqiji. AMS will absorb 100% of the expected losses and gains of the Operating Companies, which results in AMS being the their primary beneficiary.

The followings are brief description of the contractual agreements entered between AMS and the Operating Companies:

Voting Rights Agreements

Pursuant to the Voting Rights Agreements between AMS and the shareholders of the Operating Companies, the Operating Companies’ shareholders irrevocably and exclusively appointed the board of directors of AMS as their proxy to vote on all matters that require the approval of the Operating Companies’ shareholders. The Voting Rights Agreements has a term of one year and expire on June 28, 2012. The Voting Rights Agreements are automatically extended until terminated by AMS. The principals of XingWei and Yiyueqiji have agreed to execute and deliver an equity pledge agreement. As of the date of the financial statements, the principals of XingWie and Yiyueqiji have not executed these agreements. We do not anticipate that this will have any impact on our business, financial condition or results of operations.

We anticipate AMS entering into other related agreements with the Operating Companies and the Operating Companies’ shareholders, which agreements will include, but are not limited to: Intellectual Property License Agreements; Exclusive Management and Consulting Services Agreements; and Call Option Agreements. We anticipate entering into this agreement before December 31, 2012. The following is a brief description of these proposed agreements:

Intellectual Property License Agreements

Pursuant to a proposed Intellectual Property Licese Agreements between AMS, the Operating Companies and the shareholders of the Operating Companies, the Operating Companies and their shareholders should agree to transfer all rights, title and interest in and to all intellectual properties under control or ownership of the Operating Companies to AMS.

Exclusive Management and Consulting Services Agreements

Pursuant to a proposed Exclusive Management and Consulting Services Agreements between AMS, the Operating Companies and the shareholders of the Operating Companies, the Operating Companies and their shareholders should agree to entrust the business operations of the Operating Companies and its management to AMS until AMS acquires all of the assets or equity of the Operating Companies. AMS will have the full and exclusive right to manage and control all cash flow and assets of the Operating Companies and to control and administer the financial affairs and daily operation of the Operating Companies. In turn, AMS will be entitled to the Operating Companies’ earnings before tax as a management fee, and will be obligated to pay all Operating Companies’ debts to the extent the Operating Companies are not able to pay such debt.

Call Option Agreements

Under a proposed Call Option Agreements between AMS, the Operating Companies and the shareholders of the Operating Companies, the Operating Companies’ shareholders should grant to AMS an irrevocable exclusive purchase option to purchase all or part of the shares or assets of the Operating Companies to the extent that such purchase does not violate any PRC law or regulations then in effect. AMS and the Operating Companies’ shareholders shall enter into further agreements based on the circumstances of the exercise of the option, including price. The exercise price shall be refunded to AMS or the Operating Companies at no consideration in a manner decided by AMS, in its reasonable discretion.

The Intellectual Property License Agreements, Exclusive Management and Consulting Services Agreements and Call Option Agreements will not have a term therefore according to PRC Contract Law these agreements will have an unlimited term. These agreements will also provide that except for the execution of mutual written agreement providing termination, a party cannot terminate an agreement unilaterally. Therefore, these agreements shall be regarded as bindingly and effective with an unlimited term before parties sign new agreements to terminate. These agreements shall be governed by the PRC laws and regulations. PRC laws and regulations concerning the validity of VIE agreements are uncertain, as many of these laws and regulations are relatively new and may be subject to change, and their official interpretation and enforcement by the PRC government may involve substantial uncertainty. Further, VIE agreements are governed by PRC laws and provide for the resolution of disputes through arbitration proceedings pursuant to PRC laws. If Yiyueqiji or XingWei or their respective stockholders fail to perform their obligations under the VIE Agreements, we may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, and there is a risk that we may be unable to obtain these remedies. Therefore the VIE Agreements may not be as effective in providing control over Yiyueqiji and XingWei as direct ownership. Because we rely on Yiyueqiji and XingWei for revenue, any termination of or disruption to these VIE Agreements could detrimentally affect our business.

The accounts of the Operating Companies are consolidated in the accompanying consolidated financial statements pursuant to Accounting Standards Codification Topic 810, “Consolidation” As a VIE, sales of the Operating Companies are included in the Company’s total sales, its income from operations is consolidated with the Company’s, and the Company’s net income includes all of net income of the Operating Companies. The Company does not have any non-controlling interest and accordingly, did not subtract any net income in calculating the net income attributable to the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars.

ACCOUNTING METHOD

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

PRINCIPLE OF CONSOLIDATION

Pursuant to the Financial Accounting Standards Board Accounting Codification (ASC) Topic 810, the Company is required to include in its consolidated financial statements the financial statements of its variable interest entities (“VIEs”). ASC Topic 810 requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns. VIEs are those entities in which the Company, through contractual arrangements, bears the risk of, and enjoy the rewards normally associated with ownership of the entity, and therefore the Company is the primary beneficiary of the entity.

The Operating Companies are considered VIEs, and the Company is the primary beneficiary. On June 29, 2011, the Company entered into the Contractual Arrangements with the Operating Companies pursuant to which the Company is to receive 100% of the Operating Companies net income.

The accounts of the Jin Ma Companies are consolidated in the accompanying financial statements pursuant to ASC Topic 810. As a VIE, the Operating Companies net revenues are included in the Company’s total net revenues, their income from operations is consolidated with the Company’s, and the Company’s net income includes all of the Jin Ma Companies net income. There is no non-controlling interest in net income and accordingly, no net income is subtracted in calculating the net income attributable to the Company. Because of the contractual arrangements, the Company has a pecuniary interest in the Jin Ma Companies that requires consolidation of the Operating Companies financial statements with its financial statements.

These consolidated financial statements include the financial statements of Operating Companies, its subsidiary and variable interest entities.  All significant inter-company balances or transactions have been eliminated on consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the combined statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents. The Company maintains cash and cash equivalents with various financial institutions in the PRC and balances are uninsured.

CONCENTRATION OF CREDIT RISK

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC's economy. The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the PRC, and no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

The Company reviews its allowance for doubtful accounts monthly. Past due balances over 1 year and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. No allowance was made for the years ended December 31, 2011 and 2010.

INVENTORIES

Inventories, consisting of raw materials and finished goods acquired from third party vendors, are stated at the lower of cost, determined on a weighted average basis, or net realizable value. Costs of finished goods are composed of direct materials, direct labor and an attributable portion of manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required. The Company has not recorded an inventory reserve at December 31, 2011 and 2010, respectively.

ADVANCES TO SUPPLIERS

Advances to suppliers represent the cash paid in advance for purchasing of inventory items from suppliers. The advance payments are meant to ensure preferential pricing and delivery. The amounts advanced under such arrangements totaled $242,750 and $53,362 as of December 31, 2011 and 2010, respectively.

EQUIPMENT

Equipment is carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Production and office equipment

3—5 years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.

REVENUE RECOGNITION

The Company recognizes revenue from the sales of products and rendering of services when the earnings process has been completed, as evidenced by agreement with the customer, delivery of products and transfer of title has occurred, the fees are fixed or determinable and collectability is reasonably assured, as prescribed by ASC 605, Revenue recognition (“ASC 605”).

The primary revenue of the Company derives from licensing its integrated software to Chinese mobile phone original equipment manufacturers (“OEMs”). The integrated software licensed to the OEMs, is based on code division multiple access (“CDMA”) chip sets. The integrated software is a micro system that provides the control and processing of an entire mobile phone’s call logics and the voice channel processing.

The Company use distributors for sales of its chip sets. The Company enters into generally short term arrangements with its distributors, which on rare occasions may include certain obligations of the Company such as acceptance or price protection clauses. When the Company provides an acceptance provision to a distributor, revenue is not recognized until acceptance has been received. The Company does not have a history of providing refunds, discounts or other price concessions in connection with price protection clauses that the Company may provide to a distributor. The Company believes that such provisions are within the control of the Company and expects any benefits provided to the distributor to be insignificant. As such, the Company believes that it is able to reasonably estimate price concessions as remote, such that the price is fixed and determinable and revenue is recognized upon delivery of the product sold. The Company does not have any other post shipment obligations.

The cost of chip sets primarily consists of costs associated with the acquisition price of raw chip sets, assembly, testing and shipping of our chip sets.

The Company’s revenue consists of the invoiced value of goods, net of value-added tax (“VAT”).

INCOME TAXES

The Company is governed by the Income Tax Law of the People’s Republic of China (the "PRC Income Tax Law") and Inland Revenue Ordinance of HKSAR (the “HK IRO”). The Company accounts for income taxes using the liability method prescribed by ASC 740 “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

Pursuant to accounting standards related to the accounting for uncertainty in income taxes, the evaluation of a tax position is a two-step process. The first step is to determine whether it is more likely than not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likelihood of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. The accounting standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition.

As of December 31, 2011 and 2010, the Company has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods and does not believe that there will be any significant increases or decreases of unrecognized tax benefits within the next twelve months. No interest or penalties relating to income tax matters have been imposed on the Company during the fiscal years ended December 31, 2011 and 2010, and no provision for interest and penalties is deemed necessary as of December 31, 2011 and 2010.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or its withholding agent. The statute of limitations extends to five years under special circumstances, which are not clearly defined. In the case of a related party transaction, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion.

LEASES

Leases where substantially all the rewards and risks of ownership of assets are transferred to the Group are recorded as long-term payables, and under the corresponding category of property, plant and equipment. Obligations under capital leases reflect the present value of future lease payments, discounted at an appropriate interest rate, and are reduced by rental payments net of imputed interest. Property, plant, and equipment under capital leases is depreciated based on the useful life of the asset. All other leases are classified as operating leases and leasing costs are amortized on a straight-line basis over the lease term. For the years ended December 31, 2011 and 2010, operating lease expenses of $8,337 and $13,270 were recorded, respectively and included in general and administrative expenses.

RESEARCH AND DEVELOPMENT COST

Research and development costs are charged to general and administration expense and cost of sales as incurred. $371,768 and $282,604 was recorded as research and development costs for the years ended December 31, 2011 and 2010, respectively.

FOREIGN CURRENCY TRANSLATION

The functional currency of the Company is the RMB and the RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities translated at exchange rates at the balance sheet date, revenue and expenses are translated at the average exchange rates for the period, and members' equity is translated at historical exchange rates. Translation adjustments are included in accumulated other comprehensive income, a component of members’ equity.

ACCUMULATED OTHER COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and all changes to the statements of shareholders’ equity, except those due to investments by shareholders, changes in paid-in capital and distributions to shareholders. For the Company, comprehensive income for the years ended December 31, 2011 and 2010 included net income and unrealized gains from foreign currency translation adjustments.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

NOTE 3. ACCOUNTS RECEIVABLE

At December 31, 2011 and 2010, accounts receivable consisted of the following:

	December 31, 2011	December 31, 2010

Trade receivables	$178,363	$96,637
Less: Allowance for receivables	-	-
	$178,363	$96,637

NOTE 4. INVENTORIES

Inventories at December 31, 2011 and 2010 consist of the following:

	December 31, 2011	December 31, 2010

Raw material	$6,781	$ 14,068
Production cost	-	1,183
Finished goods	13,821	10,188
	20,602	25,439
Provision for inventory	-	-
	$20,602	$ 25,439

NOTE 5. EQUIPMENT

Equipment at December 31, 2011 and 2010 consists of the following:

	December 31, 2011	December 31, 2010

Production and office equipment	$80,627	$ 65,892
Less: Accumulated depreciation	(34,600)	(19,148)
	$46,027	$ 46,744

For the years ended December 31, 2011 and 2010, depreciation expense amounted to $14,155 and $11,068, respectively.

NOTE 6. PREPAYMENT FOR ACQUISITION OF BUILDING

During the year ended December 31, 2011, the Company acquired from a third party a building for a cash consideration of US$476,122, equivalent to RMB 3,000,000, which was fully paid before December 31, 2011. As of December 31, 2011, the relevant formalities had not been completed and no land use right title and house certificate had been issued. Management estimated that the relevant formalities will be completed and the land use right certificate will be issued by June 30, 2013.

NOTE 7.ADVANCES FROM CUSTOMERS

At December 31, 2011 and 2010, advances from customers consisted of the following:

	December 31, 2011	December 31, 2010

Advances from third parties customers	$132,118	$69,940

NOTE 8. RELATED PARTY TRANSACTION

In connection with a share exchange agreement and a share subscription agreement detailed in note 12 below, the Company received $1,000,000 for working capital purposes from Ya Zhu Silk, Inc. (“Ya Zhu”), a company incorporated in the State of Nevada in second quarter of 2011. Subsequent to the closing of the share exchange agreement on February 20, 2012, Ya Zhu held the 100% of the stocks issued of AMS and became the parent company of AMS. The related party balance is noninterest bearing, unsecured and payable on demand at December 31, 2011 and 2010:

Name	December 31, 2011	December 31, 2010
Ya Zhu	$ 1,000,000	$ -

NOTE 9. INCOME TAXES

The operations of the Company in China mainland and HKSAR are governed by the PRC Income Tax Law and the HK IRO, respectively. The Company is subject to the HK Income Tax at a rate of 16.5%. Under the Income Tax Laws of PRC, since January 2008, Chinese companies are generally subject to an income tax at an effective rate of 25%, on income reported in the statutory financial statements after appropriate tax adjustments.

In accordance with the relevant tax laws in the PRC, as a high-tech enterprise, Xingwei is exempted from income tax for its first two profit-making years after deducting losses incurred in previous years and is entitled to a 50% tax reduction for the succeeding three years. The calendar year 2010 is the first profit-making year for Xingwei. Accordingly, the statutory rate of Xingwei was 0% and 0% for the years ended December 31, 2011 and 2010, respectively.

The table below reconciles the differences between the HK IRO tax rate of 16.5% and the Company’s effective tax rate and as follows for years ended June 30, 2011 and 2010:

	December 31, 2011	December 31, 2010
Income (loss) before provision for income taxes	$601,856	$(159,803)
Income tax at HK IRO tax rate of 16.5%	99,306	(26,376)
Non-taxable gain due to preferential tax rate	(156,386)	(25,299)
Effective rate in excess of China effective tax rate	57,080	51,675
	-	-
Increase in valuation allowance	-	-
Total current income tax provision	$-	$-

As of December 31, 2011 and 2010, the Company has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods and does not believe that there will be any significant increases or decreases of unrecognized tax benefits within the next twelve months. No interest or penalties relating to income tax matters have been imposed on the Company during the years ended December 31, 2011 and 2010, and no provision for interest and penalties is deemed necessary as of December 31, 2011 and 2010.

NOTE 10. STATUTORY RESERVES

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity. Appropriations to the statutory public welfare fund are at a minimum of 5% of the after tax net income determined in accordance with PRC GAAP. Commencing on January 1, 2006, the new PRC regulations waived the requirement for appropriating retained earnings to the statutory public welfare fund. AMS elected not to made discretionary surplus reserves since its establishment. For the years ended December 31, 2011 and 2010, appropriations to statutory reserves were $96,917 and $9,753, respectively.

NOTE 11. COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of December 31, 2011 and 2010.

NOTE 12. SUBSEQUENT EVENTS

On June 29th, 2011, Ya Zhu Silk Inc., a company incorporated in the State of Nevada, entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company. Pursuant to the terms of the Exchange Agreement, the shareholders of the Company transferred to Ya Zhu the whole shares of the Company in exchange for the issuance of up to 7,104,000 shares (the “Shares”) of Ya Zhu common stock (the “Share Exchange”). As a result of the Share Exchange, the Company became a wholly-owned subsidiary of Ya Zhu.

The effect of the Share Exchange is such that effectively a reorganization of the entities has occurred for accounting purposes and is deemed to be a reverse acquisition. Subsequent to the closing of the Share Exchange on February 20, 2012, the financial statements presented are those of a combined the Company and its subsidiaries, including their VIE, as if the Share Exchange had been in effect retroactively for all periods presented. As previously noted the Company for financial statement purposes was the consolidation of AMS, AMS Shenzhen, Xingwei and Yiyueqiji. Subsequent to the Share Exchange the Company is referred to as the consolidation of AMS, AMS Shenzhen, Xingwei and Yiyueqiji as well as Ya Zhu, with Ya Zhu as the legal acquirer in Share Exchange, and subsequent to the Share Exchange the parent company of the consolidated entity.

On June 29th, 2011, Ya Zhu has entered into a share subscription agreement (the “Subscription Agreement”) with a certain investor (the “Subscriber”) for the sale of an aggregate of 266,667 common shares (the “Investor Shares”) for aggregate proceeds of $1,000,000 (the “Offering”). The Offering was executed on June 29th, 2011. (the “Closing Date”) and the subscription proceeds was advanced to AMS for research, development and operations of the AMS, Xingwei and Yiyueqiji.

In connection with the Offering, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, in which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Investor Shares within 120 days of December 31, 2011.